Exhibit 10.30


                        PARADIGM MEDICAL INDUSTRIES, INC.

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into this 14th day of September, 1998, by and between PARADIGM MEDICAL INDUSTRIES, INC., a Delaware corporation (the "Company") and MICHAEL W. STELZER (the "Employee"), effective as of January 1, 1998 (the "Effective Date").

        NOW THEREFORE, In consideration of Employee's employment by the Company, and the mutual promises and covenants contained in, and the mutual benefits to be derived from this Agreement, and to set forth and establish the terms and conditions upon which Employee shall be employed by the Company, the parties hereto agree as follows:

         1.   Employment.

        The Company hereby employs Employee and Employee hereby accepts such employment, upon the terms and conditions set forth herein.

         2.       Terms and Conditions of Employment.

                  (a) Employee shall be employed in the position of Vice President-Operations and Chief Operating Officer and shall supervise, control and be responsible for all aspects of the business activities of the Company and its subsidiaries, including direct supervision of the day-to-day operations of the Company and its subsidiaries. Employee shall also serve as a member of the Executive Committee. Employee shall also perform such related services and duties for the Company as are from time to time assigned or delegated to him from time to time by the Board of Directors.

                  (b) Throughout his employment hereunder, Employee shall devote his full time, energy and skill to perform the duties of his employment (reasonable vacations in accordance with this Agreement and reasonable absences due to illness excepted) , shall faithfully and industriously perform such duties, and shall use his best efforts to follow, and implement all management policies and decisions of the Board of Directors.

         3.     Compensation and Benefits.

         As the entire consideration for the services to be performed and the obligations incurred by the Employee hereunder, and subject to the terms and conditions hereof, during the term of this Agreement Employee shall be entitled to the following:

                  (a) Salary. Commencing from the effective date of this Agreement, the Company shall pay Employee an annual salary ("Annual Salary") of $100,000. Such Annual Salary, which shall be pro-rated for any partial employment period, will be payable in equal bi-weekly installments or at such other intervals as may be established for the
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         Company's customary pay schedule.  The Annual Salary is subject to such incremental increases as the Board of Directors may determine from time to time in its sole discretion.

                  (b) Bonus. As further compensation to Employee for his entering into this Agreement for services to be rendered by Employee, the Company may pay Employee annually following the end of each fiscal year, a cash bonus. Such bonus shall be paid to Employee upon the satisfaction by the Company of the performance objectives that shall be determined by the Board of Directors of the Company on an annual basis. Employee shall have the right to direct any portion of the bonus to be paid into a deferred compensation fund.

                  (c) Additional Benefits. Employee shall be entitled to participate, to the extent of Employee's eligibility, in any employee benefit plans made available by the Company to its employees during the term of this Agreement, including, without limitation, such profit sharing plans, 401K and cafeteria plans, and health, life, hospitalization, dental, disability or other insurance plans as may be in effect from time to time. Such participation shall be in accordance with the terms established from time to time by the Company for individual participation in any such plans.

                  (d) Life Insurance. The Company shall provide the Employee with a life insurance policy in an amount equal to twice his Annual Salary.

                  (e) Vacation, Sick Leave, and Holidays. Employee shall be entitled to four (4) weeks of vacation, and also sick leave and holidays at full pay in accordance with the Company's policies established and in effect from time to time.


                  (f) Car Allowance. Employee shall be entitled to an automobile allowance of $500 per month payable on the first day of each month. The Company shall also be responsible for the payment of insurance and property taxes relating to such automobile.

                  (g) Deductions. The Company shall have the right to deduct and withhold from the compensation due to Employee hereunder, including Employee's Annual Salary and Compensation Bonus, if any, such taxes and other amounts as may be customary or required by law.

         4.    Business Expenses.

        The  Company  shall  promptly  reimburse  Employee  for  all  reasonable
out-of-pocket   business  expenses  incurred  in  performing  Employee's  duties hereunder, in accordance with the Company's policies with respect thereto in effect from time to time (including without limitation policies regarding prior consent for significant expenditures), provided that Employee promptly furnishes to the Company adequate records and other documentary evidence required by all federal and state statutes and regulations issued by the appropriate taxing
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authorities for the  substantiation of each such business expense as a deduction on the federal and state income tax returns of the Company.

         5.       Term and Termination.

                  (a) Term. The term of this Agreement shall commence on the Effective Date of this Agreement, and subject to earlier termination as provided below, and except for the provisions of this Agreement and the Exhibits hereto which, by their terms, continue in force beyond the termination hereof, the term of this Agreement shall end on the fifth anniversary of the Effective Date (January 1, 2003).

                  (b) Termination on Death and for Cause. This Agreement, and Employee's employment hereunder, shall terminate upon Employee's death and is otherwise immediately terminable for cause (as defined below) upon written notice from the Company to Employee. As used in this Agreement, "cause" shall include: (i) habitual neglect of or deliberate or intentional refusal to perform any of Employee's duties or obligations under this Agreement or to follow Company policies or procedures; (ii) fraudulent or criminal activities; (iii) any grossly negligent or dishonest or unethical activity; (iv) breach of fiduciary duty, deliberate breach of Company rules resulting in loss or damage to the Company, or unauthorized disclosure of Company trade secrets or confidential information; or (v) if Employee fails to fulfill for two
         (2) consecutive years the annual performance goals and objectives, which shall be mutually determined by the Employee and the Board of Directors. A determination of whether Employee's actions justify termination for cause and the date such termination is effective shall be made by the Board of Directors in its sole discretion.

                  (c)  Termination  for  Disability.   The  Company's  Board  of
         Directors may terminate this Agreement, upon written notice to Employee, for the "disability" (as defined below) of Employee at the expiration of a consecutive twenty-six (26) week period of disability if the Board of Directors determines in its sole discretion that Employee's disability will prevent Employee from substantially performing Employee's duties hereunder. As used in this Agreement, "disability" shall be defined as (i) Employee's inability, by reason of physical or mental illness or other cause, to perform substantially Employee's duties hereunder; or (ii) , in the discretion of the Board of Directors, as it is defined in any disability insurance policy in effect at the Company during the time in question. Employee shall receive full compensation, benefits, and reimbursement of expenses pursuant to the terms of this Agreement from the date disability begins until the date Employee receives notice of termination under this paragraph or until Employee begins to receive disability benefits pursuant to a Company disability insurance policy, whichever occurs first.

                  (d) Effect of Termination. In the event Employee's employment is terminated hereunder, all obligations of the Company and all obligations of Employee shall cease except as otherwise provided herein
         or  in  the  Exhibits  hereto.  Upon  such  termination,   Employee  or
         Employee's  representative  or estate shall be entitled to receive only
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         the  compensation,  benefits,  and  reimbursement  earned or accrued by
         Employee under the terms of this Agreement prior to the date of termination computed pro rata up to and including the date of termination, but shall not be entitled to any further compensation, benefits, or reimbursement from such date.

         6.       Covenant Not to Compete

                  (a) Covenant. Employee hereby covenants and agrees that during the term of this Agreement and for a period of two (2) years thereafter, he will not, except as a director, officer, employee or consultant of the Company, or any subsidiary or affiliate of the Company, directly or indirectly own, manage, operate, join, control, or participate in the ownership, management, operation or control of, or be connected with (as director, officer, employee, consultant, agent, independent contractor of otherwise) in any other manner with any business engaged in the Defined Business (as described below) which is the same or substantially similar in nature to the business engaged in by the Company in the State of Utah, and each of the other states in the United States, and each foreign country, in which the Company may engage (whether directly or indirectly through subsidiaries, affiliates, franchisees, licensees, representatives, agents or otherwise) during the term of this Agreement and Employee's employment with the Company.

                  (b) Definition of Defined Business. As used herein, the term "Defined Business" shall any business currently engaged in by the Company or contemplated by the Company.

                  (c) Non-Solicitation Agreement. Employee shall not, directly or indirectly, employ, solicit for employment, or advise or recommend to any other person that they employ or solicit for employment, any employee of the Company (or any subsidiary or affiliate), during the term of this Agreement and Employee's employment with the Company and for a term of two years thereafter; provided however, that this paragraph shall not preclude Employee from giving an employment reference at the request of any employee of the Company or at the request of a prospective employer of such employee.

                  (d)  Conflicting  Employment.  Employee shall not,  during the term of his employment with the Company, engage in any other employment, occupation, consulting or other business activity directly related to the business in which the Company is now involved or becomes involved during the term of his employment, nor will Employee engage in any other activities that conflict with his obligations to the Company.

                  (e) Unique and Essential Nature of Services of Employee. Employee understands and acknowledges that the Company is entering into this Agreement in reliance upon the unique and essential nature of the personal services the Employee is to perform as an employee of the Company and that irreparable injury would befall the Company or its subsidiaries or affiliates should Employee serve a competitor of, or compete, with the Company or any of its subsidiaries or affiliates.

                  (f) Injunctive and Equitable Relief. Employee covenants and agrees that the Company's remedy at law for any breach or violation of the provisions of this Section 6 are inadequate and that, in the event
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         of any such  breach or  violation,  the  Company  shall be  entitled to injunctive relief in addition to any other remedy, at law or in equity, to which it may be entitled.

                  (g) Acknowledgment of Reasonableness of Restrictions. Employee specifically acknowledges and agrees that the two year post-employment limitation upon his activities as specified above, together with the geographical limitations set forth above, are reasonable limitations as to time and place upon Employee's post-employment activities and that the restrictions are necessary to preserve, promote and protect the business, accounts and good-will of the Company and impose no greater restraint than is reasonably necessary to secure such protection.


                  h) Limitation on Scope or Duration. In the event that any provision of this Section 6 shall be held invalid or unenforceable by a court of competent jurisdiction by reason of the geographic or business scope or the duration thereof, such invalidity or unenforceability shall attach only to the scope or duration of such provision and shall not affect or render invalid or unenforceable any other provision of this Section 6 and, to the fullest extent permitted by law, this Section shall be construed as if the geographic or business scope or the duration of such provision had been more narrowly drafted so as not to be invalid or unenforceable but rather to provide the broadest protection to the Company permitted by law.

         7.   Confidential Information Agreement.

         Employee agrees that Employee will keep confidential and will not, during or after this Agreement, disclose, divulge, furnish or make accessible to any person, firm, corporation or other business entity, any information, trade secrets, customer information, marketing information, sales information, cost information, technical data, know-how, secret processes, discoveries, methods, patentable or unpatentable ideas, formulae, processing techniques or technical operations relating to the business, business practices, methods, products, processes, equipment or any confidential or secret aspect of the business of the Company (collectively, the "Confidential Information") without the prior written consent of the Company. Upon the termination of this Agreement for any reason, and at any time prior thereto upon request by the Company, Employee shall return to the Company all written records of any Confidential Information, together with any and all copies of such records, in Employee's possession. Any Confidential Information which Employee may conceive of or make during the term of this Agreement shall be and remain the property of the Company. Employee agrees promptly to communicate and disclose all such Confidential Information to the Company and to execute and deliver to the Company any instruments deemed necessary by the Company to effect disclosure and assignment thereof to it.



         8.   Assignment.

         This Agreement is for the unique personal services of Employee and is not assignable or delegable in whole or in part by Employee without the consent of the Board of Directors of the Company. This Agreement may be assigned or delegated in whole or in part by the Company and, in such case, the terms of this Agreement shall inure to the benefit of, be assumed by, and be binding upon the entity to which this Agreement is assigned.

         9.       Inventions

                  (a) Disclosure of Inventions. The Employee hereby agrees that if he conceives, learns, makes, or first reduces to practice, either alone or jointly with others, any inventions, improvements, original works of authorship, formulas, processes, computer programs, techniques, know-how, or data relating to the Defined Business (hereinafter referred to collectively as "Inventions") while he is employed by the Company, he will promptly disclose such Inventions to the Company or to any person designated by it. Notwithstanding the fact that the Employee may determine that the Company has no right to such Invention, he shall nevertheless promptly disclose any such Invention to the Company or to any person designated by it upon reasonable request.

                    (b) Ownership, Assignment, Assistance, and Power of Attorney. All Inventions related to ophthalmic instrumentation shall be the sole and exclusive property of the Company, and the Company shall have the right to use and to apply for patents, copyrights, or other statutory or common law protection for such Inventions in any country. The Employee hereby assigns to he Company any rights which he may acquire in such Inventions. Furthermore, the Employee agrees to assist the Company in every proper way at the Company's expense to obtain patents, copyrights, and other statutory common law protections for such Inventions in any country and to enforce such rights from time to time. Specifically, the Employee agrees to execute all documents as the Company may desire for use in applying for and in obtaining or enforcing such patents, copyrights, and other statutory or common law protections together with any assignments thereof to the Company or to any person designated by the Company. In the event the Company is unable for any reason whatsoever to secure the Employee's signature to any lawful document required to apply for or to enforce any patent, copyright, or other statutory or common law protections for such Inventions, the Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agents and attorneys-in-fact to act in his stead to execute such documents and to do such other lawful and necessary acts to further the issuance and protection of such patents, copyrights, or other statutory or common law protection, such documents or such acts to have the same legal force and effect as if such documents were executed by or such acts were done by the Employee.

         10. Waiver or Modification.

         Any waiver, modification or amendment of any provision of this Agreement shall be effective only if in writing in a document that specifically refers to this Agreement and such document is signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision hereof or any subsequent breach of the same provision hereof.
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         11. Severability.

         If any provision of this Agreement is found to be unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

         12.  Notices.

        Any notice required or permitted hereunder to be given by either party shall be in writing and shall be delivered personally or sent by certified or registered mail, postage prepaid, or by private courier, or by telex or telegram to the party to the address set forth below or to such other address as either party may designate from time to time according to the terms of this paragraph:


         To Employee at:            Michael W. Stelzer
                                    3310 Mountain Lane
                                    Park City, Utah 84060

         To the Company at:         Paradigm Medical Industries, Inc.
                                    1127 West 2320 South
                                    Salt Lake City, Utah 84119

            With a copy to:




        A notice delivered personally shall be effective upon receipt. A notice sent by facsimile or telegram shall be effective 24 hours after the dispatch thereof. A notice delivered by mail or by private courier shall be effective on the 3rd day after the day of mailing.

         13. Attorney's Fees.

        In the event of any action at law or equity to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and court costs in addition to any other relief to which such party may be entitled.

         14. Governing Law.

        This Agreement shall be governed by and construed in accordance with the laws of the State of Utah applicable to contracts entered into and to be performed within such State.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first set forth above.

                                    EMPLOYEE:

                                    Michael W. Stelzer
                                    ___________________________
                                    Michael W. Stelzer


                                    THE COMPANY:
                                    PARADIGM MEDICAL INDUSTRIES, INC., a
                                    Delaware corporation


                                    Thomas F. Motter
                                    _________________________
                                    By: Thomas F. Motter
                                    Title: Chief Executive Officer & President